VIEMED HEALTHCARE TO JOIN RUSSELL 3000® INDEX

Lafayette, Louisiana (June 18, 2020) Viemed Healthcare, Inc. (the “Company” or “Viemed”) (TSX: VMD.TO and NASDAQ:VMD), a home medical equipment supplier that provides post-acute respiratory care services in the United States, announced today that it expects to join the broad-market Russell 3000® Index at the conclusion of the 2020 Russell indexes annual reconstitution, effective after the US market opens on June 29, 2020 according to a preliminary list of additions posted June 5, 2020.

Annual Russell indexes reconstitution captures the 4,000 largest US stocks as of May 8, ranking them by total market capitalization. Membership in the US all-cap Russell 3000® Index, which remains in place for one year, means automatic inclusion in the large-cap Russell 1000® Index or small-cap Russell 2000® Index as well as the appropriate growth and value style indexes. FTSE Russell determines membership for its Russell indexes primarily by objective, market-capitalization rankings and style attributes.

“Our inclusion into the Russell 3000® Index marks our first market index and should further our strategy of continuing to build out our shareholder base in the United States,” said Casey Hoyt, Viemed's CEO. “Our 2019 listing on the Nasdaq has been increasing our daily trading volume in the US and this latest announcement should provide increased liquidity on the US exchange and potentially increase our stock holding in the institutional community.”

Russell indexes are widely used by investment managers and institutional investors for index funds and as benchmarks for active investment strategies. Approximately $9 trillion in assets are benchmarked against Russell’s US indexes. Russell indexes are part of FTSE Russell, a leading global index provider.

For more information on the Russell 3000® Index and the Russell indexes reconstitution, go to the “Russell Reconstitution” section on the FTSE Russell website.

ABOUT VIEMED HEALTHCARE, INC.

Viemed, through its indirect wholly-owned subsidiaries Sleep Management, L.L.C. and Home Sleep Delivered, L.L.C., is a home medical equipment supplier that provides post-acute respiratory care services in the United States. Sleep Management, L.L.C. focuses on disease management and improving the quality of life for respiratory patients through clinical excellence, education, and technology. Its service offerings are based on effective home treatment with respiratory care practitioners providing therapy and counseling to patients in their homes using cutting edge technology. Home Sleep Delivered, L.L.C. focuses on providing in-home sleep testing for sleep apnea sufferers. Visit our website at www.viemed.com.

For further information, please contact:

Glen Akselrod
Bristol Capital
905-326-1888
glen@bristolir.com

Todd Zehnder
Chief Operating Officer
Viemed Healthcare, Inc.
337-504-3802
investorinfo@viemed.com

Forward-Looking Statements

Certain statements contained in this press release may constitute “forward-looking statements” within the meaning of the U.S. Private Securities Litigation Reform Act of 1995 or “forward-looking information” as such term is defined in applicable Canadian securities legislation (collectively, “forward-looking statements”). Often, but not always, forward-looking statements can be identified by the use of words such as “plans”, “expects”, “is expected”, “budget”, “potential”, “scheduled”, “estimates”,

“forecasts”, “intends”, “anticipates”, “believes”, or “projects”, or the negatives thereof or variations of such words and phrases or statements that certain actions, events or results “will”, “should”, “may”, “could”, “would”, “might” or “will be taken”, “occur” or “be achieved” or the negative of these terms or comparable terminology. All statements other than statements of historical fact, including those that express, or involve discussions as to, expectations, beliefs, plans, objectives, assumptions or future events or performance, including the Company’s anticipated inclusion in the Russell 3000® Index, the timing of such inclusion, increased liquidity on the US exchange and increased stock holding in the institutional community, are not historical facts and may be forward-looking statements and may involve estimates, assumptions and uncertainties that could cause actual results or outcomes to differ materially from those expressed in the forward-looking statements. Such statements reflect the Company’s current views and intentions with respect to future events, and current information available to the Company, and are subject to certain risks, uncertainties and assumptions. Many factors could cause the actual results, performance or achievements that may be expressed or implied by such forward-looking statements to vary from those described herein should one or more of these risks or uncertainties materialize, including those risk factors discussed or referred to in Viemed’s disclosure documents filed with the U.S. Securities and Exchange Commission (the “SEC”) available on the SEC’s website at www.sec.gov, including the Company’s most recent Annual Report on Form 10-K and Quarterly Report on Form 10-Q, and with the securities regulatory authorities in certain provinces of Canada available at www.sedar.com. The forward-looking statements included in this press release are made as of the date of this press release and the Company undertakes no obligation to publicly update or revise any forward-looking statements, other than as required by applicable law.